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                                                                   EXHIBIT 10.8



                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT


        This Amended and Restated Shareholders' Agreement (the "Agreement") is made this 30th day of July 1999, by and among Fairbanks Systems Group, a California corporation doing business as @Backup, Inc. (the "Company"), the holders of shares of the Company's Common Stock listed on Exhibit A hereto (the "Shareholders," which term includes each Shareholder's heirs, executors, guardians, successors and assigns), and the investors listed on Exhibit B hereto (the "Investors").

                                    RECITALS

        WHEREAS, each of the Shareholders is the beneficial owner of the number of shares of the Company's Common Stock listed on Exhibit A hereto (the "Stock," which term for purposes of this Agreement also includes any additional shares of Common Stock of the Company now owned or hereafter acquired by any Shareholder).

        WHEREAS, the Company, the Shareholders and certain Investors acknowledge that they entered into that certain Amended and Restated Shareholders' Agreement, dated March 12, 1999, (the "Prior Agreement"), as an inducement to and in consideration of the purchase of shares of the Company's Series B, Series C and Series D Preferred Stock (the "Existing Investors").

        WHEREAS, the Shareholders, the Company and the Existing Investors acknowledge that they are entering into this Agreement, which amends and restates the Prior Agreement, as an inducement to and in consideration of the purchase of shares of the Company's Series E Preferred Stock pursuant to the Series E Preferred Stock Purchase Agreement, dated as of the date hereof ("Purchase Agreement"), by and among the Company and the investors listed on Schedule A to the Purchase Agreement.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties hereby agree as follows:

        1. Restrictions on Transfer. Except as permitted by the terms of this Agreement, a Shareholder may not make any sale, exchange, transfer, assignment, gift, pledge, encumbrance, hypothecation or alienation of any shares of the Stock, or any interest in such shares, now held by or hereafter acquired by such Shareholder, whether voluntarily or involuntarily or by operation of law (hereinafter collectively referred to as a "transfer").

        2. Purchase Option.

           (a) Company Purchase Option.

               (i) The Company is hereby granted the right (the "Unvested Purchase Option") from each of the Shareholders, exercisable at any time during the sixty (60) day period following the date such Shareholder ceases to be a Service Provider to the Company for any


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reason other than: (A) "for cause" (as defined below), or (B) as a result of
"voluntary resignation" (as defined below), to repurchase any or all of the Stock in which the Shareholder has not acquired a vested interest in accordance with the vesting provisions of Section 2(f) (such shares to be hereinafter called the "Unvested Stock"). The purchase price for the Unvested Stock that the Company repurchases from the Shareholder shall be the portion of the purchase price originally paid by the Shareholder for such Unvested Stock (the "Unvested Option Price").

               (ii) The Company is hereby granted the right (the "Alternate Purchase Option", and together with the Unvested Purchase Option, the "Purchase Option") from each of the Shareholders, exercisable at any time during the sixty
(60) day period following the date such Shareholder ceases to be a Service Provider (as defined below) "for cause" or through "voluntary resignation" from the Company, to repurchase any or all of the Stock owned by such Shareholder. The purchase price for the Unvested Stock that the Company repurchases from the Shareholder shall be the Unvested Option Price. The purchase price for the remaining Stock that the Company repurchases from the Shareholder shall be the fair market value of such remaining Stock as determined in good faith by the Company's Board of Directors (the "Vested Option Price", and together with the Unvested Option Price, the "Option Price"). For purposes of this Agreement, the Shareholder shall be deemed to be a Service Provider to the Company for so long as the Shareholder renders regular and ongoing services to the Company or one or more of its parent or subsidiary corporations, whether as an employee, a non-employee member of the board of directors, or an independent non-employee consultant.

           (b) For purposes of this Agreement, the term "for cause" shall mean:

               (i) conviction of a Shareholder by a trial court of competent jurisdiction of a felony, or a guilty plea of a felony; or

               (ii) Shareholder's willful, deliberate, continued and material failure or refusal to substantially perform his duties as a Service Provider to the Company which will result in material harm to the Company (other than any such failure resulting from Shareholder's incapacity due to physical or mental illness), where such failure is not cured by Shareholder within forty-five (45) days of written demand for substantial performance is delivered to Shareholder by the Board of Directors of the Company (the "Board") which specifically identifies the manner in which the Board believes that Shareholder has not substantially performed his duties; or

               (iii) Shareholder's commission of any fraud against, or misappropriation of any funds or properties of, the Company in a material amount not authorized by the Board to be so used or appropriated; or

               (iv) Shareholder's unlawful appropriation of a corporate opportunity involving a business of the Company.

        For purposes of this Section (b), no act, or failure to act, on Shareholder's part shall be considered "willful" unless done, or omitted to be done, by Shareholder, not in good faith and without reasonable doubt that Shareholder's action or omission was in the best interest of the Company. Notwithstanding the foregoing, Shareholder shall not be deemed to have been


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terminated "for cause" for the purposes of this Agreement unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for the purpose (after reasonable notice to Shareholder and an opportunity for Shareholder to be heard before the Board), finding that in the good faith opinion of the Board, Shareholder was guilty of conduct set forth in (b)(ii), (iii), or (iv) above and specifying the particulars thereof in detail.

           (c) For purposes of this Agreement, the term "voluntary resignation" shall mean Shareholder voluntarily leaving his status as a Service Provider other than as a result of any of the following: (i) the relocation of Shareholder's responsibilities to the Company, or moving the Company, outside of San Diego, California, (ii) a change in Shareholder's status, title, position or responsibilities that, in the Board's reasonable judgment, represent an adverse change in status, title, position or responsibilities, or (iii) a reduction in Shareholder's then base salary or other compensation and benefits that apply only to the Shareholders but not to other comparable Service Providers.

           (d) Exercise of Purchase Option. The applicable Purchase Option, if exercised by the Company, shall be exercised by written notice signed by an officer of the Company and delivered or mailed to the Shareholder, which notice shall specify the time, place and date for settlement of such purchase. The Company may pay for the shares of Stock and/or Unvested Stock, as applicable, which it has elected to repurchase by (i) delivery to the Shareholder or his or her executor of a check in the amount of the applicable Option Price, (ii) cancellation by the Company of indebtedness of the Shareholder to the Company or
(iii) a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the applicable Option Price.

           (e) Investor Purchase Option. In the event the Company for any reason elects not to exercise the applicable Purchase Option with respect to any portion of the Stock and/or Unvested Stock, as applicable, the Company shall notify the Investors of such election not to fully exercise such Purchase Option before the end of the sixty (60) day period set forth in Section 2(a), and, whether or not such notice is given, each Investor shall have the right, subject to the limitations set forth in Section 2(a), at any time within thirty (30) days following the expiration of the applicable Company Purchase Option to purchase from the Shareholder up to its Pro Rata Share (as defined in Section 4(g) below) of any or all of the balance of the Stock and/or Unvested Stock, as applicable, not repurchased by the Company at the applicable Option Price. The Investors shall exercise the applicable Purchase Option in the same manner and subject to the same rights and conditions as the Company set forth in Section 2(d). The applicable Purchase Option shall be exercised by written notice signed by the exercising Investors and delivered or mailed to the Shareholder. The Company shall, within three (3) days after the end of such thirty (30) day period, inform each Investor purchasing all the shares available to it (a "Fully-Exercising Investor") of any other Investor's failure to do likewise. During the ten (10) day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to purchase that portion of the shares of Common Stock for which Investors were entitled to subscribe but which were not subscribed for by the Investors equal to the proportion that the Pro Rata Share of such Fully-Exercising Investor bears to the Pro Rata Shares of all of the Fully-Exercising Investors who wish to purchase some of the unsubscribed shares, or such other proportions as the Investors shall determine. Such Investors



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shall pay for the shares of Stock and/or Unvested Stock, as applicable, which they have elected to repurchase by delivery to the Shareholder or his or her executor of a check in the amount of the applicable Option Price.

           (f) Termination of the Purchase Option.

               (i) The applicable Purchase Option shall terminate with respect to any Stock and/or Unvested Stock, as applicable, for which it is not timely exercised under Sections 2(d) or 2(e). In addition, the Unvested Purchase Option with respect to the Stock shall terminate, and cease to be exercisable, with respect to any and all Stock in which the Shareholder vests in accordance with the schedule below. Accordingly, provided that the Shareholder continues to be a Service Provider to the Company, the Shareholder shall acquire a vested interest in, and the Unvested Purchase Option shall lapse with respect to, the Stock in accordance with the following provision:

           Fifty percent (50%) of the Stock shall be vested upon the execution of this Agreement and shall not be subject to the Unvested Purchase Option. The remaining fifty percent (50%) of the Stock shall vest in equal monthly installments at the end of each month over the forty-eight (48) months commencing on August 1, 1996, and such vested shares shall not be subject to the Unvested Purchase Option.

        Notwithstanding the foregoing, the Unvested Purchase Option and the Alternate Purchase Option shall terminate upon the earlier of (i) five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Securities Act of 1933, as amended, in which the gross proceeds to the Company (net of underwriting discounts and commissions) are not less than $15,000,000 or (ii) the written consent of the Investors holding fifty percent (50%) or more of the then outstanding Series B, Series C, Series D and Series E Preferred Stock.

        All Stock as to which the Unvested Purchase Option lapses shall, however, continue to be subject to all the terms of this Agreement, including the right of first offer contained in Section 4, the co-sale rights contained in
Section 5 and the market stand-off provisions of Section 8.

           (g) Fractional Shares. No fractional shares shall be repurchased by the Company. Accordingly, should the applicable Purchase Option extend to a fractional share (in accordance with the vesting computation provisions of Section 2(f)) at the time the Shareholder ceases to be a Service Provider, then such fractional share shall be added to any fractional share in which the Shareholder is at such time vested in order to make one whole vested share no longer subject to the applicable Purchase Option.

           (h) No Employment or Service Contract. Nothing in this Section 2 shall confer upon any Shareholder any right to continue in the service of the Company (or any parent or subsidiary of the Company) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any parent or subsidiary of the Company) or



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any Shareholder, which rights are hereby expressly reserved, to terminate employment at any time for any reason whatsoever, with or without cause.

        3. Escrow.

           (a) Deposit. The certificates for Stock issued to Shareholders shall be deposited in escrow with the Company to be held in accordance with the provisions of this Section 3. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form of Exhibit C attached hereto. The deposited certificates, together with any other assets or securities from time to time deposited with the Company pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Section 3(c) below. Upon delivery of the certificates (or other assets and securities) to the Company, the Shareholders shall be issued an instrument of deposit acknowledging the number of shares of Stock (or other assets and securities) delivered in escrow to the Company.

           (b) Recapitalization. All regular cash dividends on the Stock (or other securities at the time held in escrow) shall be paid directly to the Shareholder and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock as a class effected without receipt of consideration or in the event of a Corporate Transaction (as defined in Section 9 below), any new, substituted or additional securities or other property which is by reason of such Corporate Transaction distributed with respect to the Stock shall be immediately delivered to the Company to be held in escrow under this Section 3, but only to the extent the shares of Stock are at the time subject to the escrow requirements of Section 3(a).

           (c) Release/Surrender. The Stock, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

               (i) Should the Company or the Investors elect to exercise the applicable Purchase Option under Section 2 with respect to any Stock, then the escrowed certificates for such Stock (together with any other assets or securities issued with respect thereto) shall be delivered to the Company for cancellation, concurrently with the payment to the Shareholder, in cash or cash equivalent (including, solely in the case of the exercise of the applicable Purchase Option by the Company, the cancellation of any purchase-money indebtedness), of an amount equal to the applicable Option Price, and the Shareholder shall cease to have any further rights or claims with respect to such Stock (or other assets or securities).

               (ii) Upon the termination of the applicable Purchase Option in accordance with Section 2, any Stock (or other assets or securities) not purchased by the Company or the Investors shall be promptly released from escrow to the Shareholders.



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        4. Right of First Offer.

           (a) Notice to the Company and the Investors.

               (i) In the event any Shareholder (the "Transferring Shareholder") desires to transfer any Stock other than as specifically provided in Section 6 below, such Shareholder must deliver a notice in writing by certified mail ("Notice") to the Company stating (A) his bona fide intention to sell or transfer such shares, (B) the number of such shares to be sold or transferred,
(C) the price, if any, for which he proposes to sell or transfer such shares, and (D) the name of the proposed purchaser or transferee.

               (ii) In the event the proposed transfer is partially or completely in exchange for assets other than cash, then such assets shall be deemed to have a cash value in the amount determined by the Company's Board of Directors in its sole good faith opinion, in which case such cash value ascertained by the Board, when added to any cash to be exchanged and then divided by the number of shares of Stock to be transferred, shall be deemed the price per share set forth in the Notice. In the event of a gift, property settlement or other transfer in which the proposed purchaser or transferee is not paying the full price for the Stock, which transfer is not otherwise exempted from the terms of Section 4 and 5 hereof, the price shall be deemed to be the fair market value of the Stock as determined in good faith by the Board of Directors.

           (b) Company Right of First Offer. The Company shall have an exclusive, irrevocable option (the "Company Option"), at any time within thirty
(30) days of receipt of the Notice, to purchase some or all of the Stock to which the Notice refers at the price per share specified in the Notice (as determined in Section 2(a)). The Company shall exercise the Company Option by written notice signed by an officer of the Company and delivered or mailed to the Transferring Shareholder (the "Company Settlement Notice"), which notice shall specify the time, place and date for settlement of such purchase.

           (c) Company Settlement. Within ten (10) days of receipt of the Company Settlement Notice, the Transferring Shareholder must deliver to the Company all certificates for the Stock being acquired by the Company which are not already in the Company's custody, together with proper assignments in blank of the Stock with signatures properly guaranteed and with such other documents as may be required by the Company to provide reasonable assurance that each necessary endorsement is genuine and effective, and the Company must thereupon deliver to the Transferring Shareholder full cash payment for the Stock being acquired, provided that if the terms of payment set forth in the Notice were other than cash against delivery, the Company shall pay for said shares in accordance with Section 4(a)(ii).

           (d) Investor Right of First Offer. In the event that the Company does not exercise the Company Option as to all the shares to be sold or transferred in accordance with Section 4 hereof, the Company shall not later than thirty
(30) days from the date of receipt of the Notice hereof give written notice to the Investors of the Company's non-exercise (or partial exercise) of the Company Option, which notice shall enclose the Notice and the details of the Company's partial exercises (if any), and shall specify the procedures by which each Investor may exercise the option to purchase not more than its Pro Rata Share (as defined in Section 4(g) below) of the remaining shares of Stock (the "Investor Option"). For thirty (30) calendar days



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following the expiration of the Company Option, each Investor may exercise its
Investor Option at the same price and upon the same terms as set forth in the Notice. Any Investor desiring to exercise its Investor Option shall deliver to the Company and to the Transferring Shareholder a written notice of election to purchase the shares with respect to which the Investor option is to be exercised. The Company shall, within three (3) days after the end of such thirty
(30) day period, inform each Fully-Exercising Investor of any other Investor's failure to do likewise. During the ten (10) day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to give written notice to the Company and the Transferring Shareholder of its election (the "Investor Over-Allotment Option") to purchase that portion of the shares for which Investors were entitled to subscribe but which were not subscribed for by the Investors equal to the proportion that the Pro Rata Share of such Fully-Exercising Investor bears to the Pro Rata Shares of all of the Fully-Exercising Investors who wish to purchase some of the unsubscribed shares, or such other proportions as the Investors shall determine.

           (e) Assignment of Investor Option. Each Investor may assign its rights under this Section 4 to (i) any of its limited partners or shareholders,
(ii) any entity related to or affiliated with such Investor or (iii) another Investor.

           (f) Investor Settlement. Promptly upon expiration of the Investor Option and the Investor Over-Allotment Option, the Company shall deliver a notice in writing to the Transferring Shareholder and each Investor and/or assignee who elected to acquire a portion of the Stock subject to the Investor Option (the "Investor Settlement Notice") setting forth the number of shares of Stock to be sold to each Investor and/or assignee and the price thereof. Within ten (10) days of receipt of the Investor Settlement Notice, the Transferring Shareholder must deliver to the Company any certificates for the Stock being acquired by the Investors and/or assignees which are not already in the Company's custody, together with proper assignments in blank of the Stock with signatures properly guaranteed and with such other documents as may be required by the Company to provide reasonable assurance that each necessary endorsement is genuine and effective. Within ten (10) days of receipt of the Investor Settlement Notice, each Investor and/or assignee acquiring a portion of the Stock must deliver to the Company (a) full cash payment for the portion of the subject Stock being so acquired, provided that if the terms of payment set forth in the Notice were other than cash against delivery, the Investors electing to acquire a portion of the subject Stock and/or their assignees shall pay for said shares in accordance with Section 4(a)(ii); and, if applicable, (b) evidence satisfactory to the Company that such assignee has become a party to this Agreement. The Company shall thereafter promptly remit full payment for the Stock acquired hereby to the Transferring Shareholder and deliver the new or assigned certificates to the Investors and/or assignees, as appropriate.

           (g) Determination of Pro Rata Share. For purposes of Section 2 above and this Section 4, each Investor's "Pro Rata Share" is the ratio of (i) the total number of shares of Common Stock, Series B, Series C, Series D and Series E Preferred Stock of the Company held by such Investor as of the date of the Notice (on an as-converted to Common Stock basis) to (ii) the total aggregate shares of Common Stock, Series B, Series C, Series D and Series E Preferred Stock of the Company held by all Investors as of such date (on an as-converted to Common Stock basis) that have elected to exercise the applicable Purchase Option or the Investor Option, as the case may be, that is exercisable at the time such "Pro Rata Share" is determined.



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        5. Co-Sale Rights in Sales by a Shareholder.

           (a) Co-Sale Notice. In the event that less than all of the shares of Stock proposed to be transferred by a Transferring Shareholder are acquired by the Company and/or Investors (or assignees) pursuant to the Company Option and Investor Option set forth in Section 4 (collectively, the "Options"), the Company shall deliver, promptly upon expiration of the Options, a notice in writing to each Investor (the "Co-Sale Notice") reiterating the names of the prospective transferee or transferees, the number of shares of Stock proposed to be transferred and not acquired pursuant to the Options, and the price per share at which such shares are proposed to be transferred.

           (b) Grant of Co-Sale Rights. Each Investor shall have the right, exercisable upon written notice to such Transferring Shareholder within fifteen
(15) business days after receipt of the Transferring Shareholder's Co-Sale Notice, to participate in the sale of the shares on the same terms and conditions as those set forth in the Co-Sale Notice. To the extent one or more of the Investors exercise such right of participation, the number of shares that the Transferring Shareholder may sell in the transaction shall be correspondingly reduced. The right of participation of each of the Investors shall be subject to the terms and conditions set forth in this Section:

               (i) Each Investor shall be deemed to own the number of shares of Common Stock which such Investor actually holds plus the number of shares of Common Stock which are issuable upon conversion of any shares of Series B, Series C, Series D and Series E Preferred Stock then held by such Investor.

               (ii) Each Investor may sell all or any part of a number of shares equal to the product obtained by multiplying (A) the aggregate number of shares of Common Stock covered by the Co-Sale Notice by (B) a fraction the numerator of which is the number of shares of Common Stock, Series B, Series C, Series D and Series E Preferred Stock of the Company at the time owned by the Investor and the denominator of which is the combined number of shares of Common Stock, Series B, Series C, Series D and Series E Preferred Stock of the Company at the time owned by the Transferring Shareholder and Investors.

               (iii) To the extent an Investor elects not to sell the full number of shares it is entitled to sell pursuant to Section 5(b)(ii) above, the other Investors' rights to participate in the sale shall be increased pro rata by a corresponding number of shares.

               (iv) Each Investor may effect its participation in the sale by delivering to the Transferring Shareholder for transfer to the purchase offeror one or more certificates, properly endorsed for transfer, which represent:

                    (A) the number of shares of Common Stock which the party elects to sell pursuant to this Section 5(b); or

                    (B) that number of shares of Series B, Series C, Series D or Series E Preferred Stock which is at such time convertible into the number of shares of Common Stock which the party has elected to sell pursuant to this
Section 5(b); provided, however, that if the purchase offeror objects to the delivery of Series B, Series C, Series D or Series E Preferred


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Stock in lieu of Common Stock, the party may convert and deliver Common Stock as provided in Section 5(b)(i) above.

           (c) Payment of Proceeds. The stock certificates which the Investors deliver to such Transferring Shareholder pursuant to Section 5(b) shall be transferred by the Transferring Shareholder to the purchase offeror in consummation of the sale of the Stock pursuant to the terms and conditions specified in the Co-Sale Notice, and such Transferring Shareholder shall promptly thereafter remit to each Investor that portion of the sale proceeds to which the Investor is entitled by reason of its participation in such sale. To the extent that the purchase offeror refuses to purchase shares from an Investor exercising its right of co-sale hereunder, the Transferring Shareholder shall not sell to such purchase offeror unless or until, simultaneous with such sale, the Transferring Shareholder shall purchase such shares from Investor on the same terms and conditions specified in the Co-Sale Notice.

           (d) Non-exercise. The exercise or non-exercise of the rights of the Investors hereunder to participate in one or more sales of Stock made by the Shareholders shall not adversely affect their rights to participate in subsequent Stock sales by the Shareholders.

           (e) Transfer of Common Shares Upon Failure to Exercise Right of Co-Sale. If none of the Investors elects to participate in the sale of the Stock subject to the Co-Sale Notice, the Transferring Shareholder may, not later than sixty (60) days following the Investors' receipt of the Co-Sale Notice, conclude a transfer of not less than all of the Stock covered by the Co-Sale Notice on terms and conditions not more favorable to the transferor than those described in the Co-Sale Notice. Any proposed transfer on terms and conditions more favorable than those described in the Co-Sale Notice, as well as any subsequent proposed transfer of any Stock by the Transferring Shareholder, shall again be subject to, and require compliance with, the provisions of Sections 4 and 5 hereof.

        6. Exempt Transfers.

           (a) Permitted Transactions. Notwithstanding the foregoing, the rights of first offer and co-sale rights of the Company and the Investors shall not apply to any transfer by gift to the ancestors, descendants, siblings or spouse of a Shareholder or to trusts for the benefit of such persons or to any or all of the partners of a Shareholder that is a general or limited partnership; provided that the transferee shall furnish the Company and the Investors with a written agreement to be bound by and comply with all provisions of this Agreement. Such transferred Stock shall remain "Stock" hereunder, and such transferee shall be treated as a "Shareholder" for the purposes of this Agreement.

           (b) Company Repurchase. The provisions of Sections 4 and 5 of this Agreement shall not apply to the sale of any Stock to the Company pursuant to the applicable Purchase Option.

        7. Prohibited Transfers.

           (a) Grant. In the event a Shareholder should sell any Stock of the Company in contravention of the participation rights of the Investors under this Agreement as described in Section 5 above (a "Prohibited Transfer"), the Investors shall have, in addition to such other



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remedies as may be available at law, in equity or hereunder, the put option provided in Section 7(b).

           (b) Put Option. In the event of a Prohibited Transfer by a Shareholder, each Investor shall have the option to sell to such Shareholder a number of shares of Common Stock of the Company (either directly or through delivery of Preferred Stock) equal to the number of shares which such Investor would have been entitled to sell had such Prohibited Transfer been effected in accordance with Section 5 hereof, on the following terms and conditions:

               (i) The price per share at which the shares are to be sold to the Shareholder shall be equal to the price per share paid to the Shareholder by the third-party purchaser or purchasers of the Shareholder's Stock in the Prohibited Transfer. The Shareholder shall also reimburse each Investor for any and all reasonable fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under Section 5(b) hereof.

               (ii) The Investors shall deliver to the Shareholder, within ninety (90) days after the later of the dates on which the Investors received notice from the Shareholder or otherwise become aware of the Prohibited Transfer, the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

               (iii) The Shareholder shall, upon receipt of the certificates for the repurchased shares, pay the aggregate Section 7(b) purchase price therefor, by certified check or bank draft made payable to the order of the Investors exercising such option, and shall reimburse such parties for any additional expenses, including legal fees and expenses, incurred in effecting such purchase and resale.

           (c) Notwithstanding the foregoing, any attempt by a Shareholder to transfer Stock in violation of Sections 4 or 5 hereof, whether voluntary or involuntary, shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the Shareholder of such shares without the written consent of the holders of a majority of the shares held by the Investors.

        8. Special Provisions.

           (a) Shareholder Rights. Until such time as the Company actually exercises the applicable Purchase Option or the Company Option and/or the Investors actually exercise their rights under Section 2(a) or the Investor Option or the Investor Over-Allotment Option under this Agreement, each Shareholder (or any successors in interest) shall have all the rights of a shareholder (including voting and dividend rights) with respect to the Stock subject, however, to the transfer restrictions of Section 1.

           (b) Market Stand-Off Agreement. Each Shareholder hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended (the "Securities Act"), it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

               (i) such agreement shall not exceed 180 days for the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

               (ii) such agreement shall not exceed 90 days for any subsequent registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering.

        In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Stock of each Shareholder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

        9. Termination. Subject to Section 7(c), the right of first offer and the co-sale rights of an Investor under Sections 4 and 5 of this Agreement and the correlative obligations of each Shareholder to such Investor with respect to its Stock shall terminate at such time as such Investor shall no longer be the owner of any shares of capital stock of the Company. Unless sooner terminated in accordance with the preceding sentence, the rights and obligations under Sections 4 and 5 of this Agreement shall terminate upon the occurrence of any one of the following events (each, a "Corporate Transaction"):

           (a) the liquidation, dissolution or indefinite cessation of the business operations of the Company;

           (b) the execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company;

           (c) immediately prior to the closing of a bona fide firm commitment underwritten public offering of the Company's Common Stock registered under the Securities Act of 1933 on Form S-1 (or any successor form designated by the Securities and Exchange Commission).

        10. Miscellaneous Provisions.

            (a) Notice. Unless otherwise provided, any notice required or permitted under this Agreement shall be given to the party so notified in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon delivery by confirmed facsimile or electronic transmission (with duplicate original sent by United States mail, or three (3) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

            (b) Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed and interpreted in such manner as to be effective and valid under applicable law.

            (c) Waiver or Modification. Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by (i) Shareholders holding a majority of the Stock subject to this Agreement,
(ii) the Company and (iii) Investors, or their assignees, holding not less than a majority of the Common Stock issued or issuable upon conversion of the Series B, Series C, Series D and Series E Preferred Stock then held by the Investors.

            (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied in contracts among California residents entered into and performed entirely within California.

            (e) Attorneys' Fees. In the event of any dispute involving the terms hereof, the prevailing parties shall be entitled to collect legal fees and expenses from the other party to the dispute.

            (f) Further Assurances. Each party agrees to act in accordance herewith and not to take any action which is designed to avoid the intention hereof.

            (g) Ownership. Each Shareholder represents and warrants that he or she is the sole legal and beneficial owner of the shares of Common Stock subject to this Agreement and that no other person has any interest (other than a community property interest) in such shares.

            (h) Successors and Assigns. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

            (i) Aggregation of Stock. For the purposes of determining the availability of any rights under this Agreement, the holdings of transferees and assignees of an individual or a partnership who are spouses, ancestors, lineal descendants or siblings of such individual or partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Common Stock by gift, will or intestate succession) shall be aggregated together with the individual or partnership, as the case may be, for the purpose of exercising any rights or taking any action under this Agreement.

            (j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (k) Separate Counsel. Each Shareholder acknowledges and agrees that such Shareholders have been provided the opportunity and encouraged to consult with counsel of such Shareholders' own choosing with respect to this Agreement and that Brobeck, Phleger & Harrison LLP solely represents the interests of the Company.

            (l) Legend. Each certificate representing shares of Stock now or hereafter owned by each Shareholder shall be endorsed with the following legend:

            THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN AGREEMENT AMONG THE SHAREHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.






             [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                COMPANY:

                                FAIRBANKS SYSTEMS GROUP,
                                a California Corporation doing
                                business as @Backup, Inc.


                                By: /s/ GARY SUTTON
                                    -------------------------------------------
                                    Gary Sutton,
                                    Chief Executive Officer


                    Address:    3550 General Atomics Court
                                San Diego, CA 92121-1194


                                SHAREHOLDERS:


                                THE MCCLAIN FAMILY TRUST DATED
                                MAY 6, 1996

                                /s/  Fred McClain, Trustee
                                -----------------------------------------------
                                Fred McClain, Trustee

                                /s/ Carolyn L. McClain, Trustee
                                -----------------------------------------------
                                Carolyn L. McClain, Trustee


                    Address:    3550 General Atomic Court
                                San Diego, CA 92121-1194

                                /s/ Thomas Bolt
                                -----------------------------------------------
                                Thomas Bolt


                    Address:    3550 General Atomic Court
                                San Diego, CA 92121-1194


                                THE SUTTON FAMILY TRUST DATED
                                JUNE 6, 1995


                                By: /s/ GARY SUTTON
                                    -------------------------------------------
                                    Gary Sutton, Trustee


                                By: /s/ NANCY SUTTON
                                    -------------------------------------------
                                        Nancy Sutton, Trustee



                    Address:    3550 General Atomic Court
                                San Diego, CA 92121-1194




        [SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT]

                                INVESTORS:



                                CENDANT CORPORATION,
                                a Delaware corporation



                                By: /s/ ERIC J. BOCK
                                    -------------------------------------------
                                    Eric J. Bock,
                                    Vice President - Legal

                    Address:    9 West 57th St., 37th Flr.
                                New York, NY 10019



                                WINDWARD VENTURES, L.P.



                                By: Windward Ventures Management, L.P.

                                     By:   /s/ Dave Titus
                                         --------------------------------------
                                             Dave Titus, General Partner

                    Address:    12680 High Bluff Drive, Suite 200
                                San Diego, CA 92130



                                ENTERPRISE PARTNERS III, L.P.



                                By:  Enterprise Management Partners III, L.P.
                                Its: General Partner


                                     By: /s/ Andrew Senyei
                                         --------------------------------------
                                           Andrew Senyei, General Partner

                    Address:    7979 Ivanhoe Avenue, Suite 550
                                La Jolla, CA 92037



                                ENTERPRISE PARTNERS III ASSOCIATES, L.P.



                                By:  Enterprise Management Partners III, L.P.
                                Its: General Partner

                                     By:  /s/ Andrew Senyei
                                        ---------------------------------------
                                        Andrew Senyei, General Partner

                    Address:    7979 Ivanhoe Avenue, Suite 550
                                La Jolla, CA 92037



        [SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT]

                                ALTA CALIFORNIA PARTNERS, L.P.,
                                a Delaware limited partnership

                                By:  Alta California Management Partners, L.P.
                                Its: General Partner

                                     By: /s/ MARINO POLESTRA
                                         --------------------------------------
                                         Marino Polestra, General Partner

                    Address: One Embarcadero Center, Suite 4050 San Francisco, CA 94111



                                ALTA EMBARCADERO PARTNERS, L.L.C.,
                                a California limited liability company



                                By: /s/ JEAN DELEAGE
                                    -------------------------------------------
                                    Jean Deleage, Member

                    Address: One Embarcadero Center, Suite 4050 San Francisco, CA 94111



                                SECURITY PACIFIC FINANCE, LTD.



                                By:   /s/ Ian Ernest Kelley
                                    -------------------------------------------
                                Print Name:   Ian Ernest Kelley
                                            -----------------------------------
                                Title:   Director
                                       ----------------------------------------


                    Address:    P.O. Box 48
                                Canada Court
                                St. Peter Port
                                Guernsey, Channel Islands GY13BQ



                                MORGAN INVESTMENT HOLDINGS, LTD.



                                By:
                                    -------------------------------------------
                                Print Name:
                                            -----------------------------------
                                Title:
                                       ----------------------------------------

                    Address:    P.O. Box 253
                                Bordage House, Le Bordage
                                St. Peter Port
                                Guernsey, Channel Islands GY13QJ




        [SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT]

                                CG&H INVESTMENTS



                                By: /s/ JOHN L. CARDOZA
                                    -------------------------------------------
                                        John L. Cardoza, Executive Partner

                    Address:    c/o Jim Kindler
                                One Maritime Plaza, Suite 2000
                                San Francisco, CA 94111



                                AMERICAN EXPRESS TRAVEL RELATED
                                SERVICES COMPANY, INC.,
                                a New York corporation



                                By:  /s/ Pierre Beckert
                                    -------------------------------------------
                                Print Name:  Pierre Beckert
                                            -----------------------------------
                                Title:  Vice President
                                       ----------------------------------------

                    Address:    American Express Tower
                                3 World Financial Center
                                New York, NY 10285



                                CREIGHTON AND CHARLOTTE GALLAWAY
                                FAMILY TRUST, UTD
                                DATED: AUGUST 28, 1995



                                By: /s/ Creighton Gallaway
                                    -------------------------------------------
                                    Creighton Gallaway, Trustee

                    Address:    2838 Inverness Drive
                                La Jolla, CA 92037



                                THE RIBLE LIVING TRUST DATED JANUARY 15, 1988



                                By: /s/ Ann M. Rible, Trustee
                                    -------------------------------------------

                    Address:    5691 La Sencilla
                                Rancho Santa Fe, CA 92067

                                /s/ Sidney Karin
                                -----------------------------------------------
                                Sidney Karin

                    Address:    748 Avocado Court
                                Del Mar, CA 92014




        [SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT]

                                /s/ Peter Preuss
                                -----------------------------------------------
                                Peter Preuss

                    Address: 2223 Avenida de la Playa, Suite 220 La Jolla, CA 92037


                                -----------------------------------------------
                                Barry Rosenbaum


                                -----------------------------------------------
                                Barbara J. Rosenbaum

                    Address:    490 Oceanview Avenue
                                Del Mar, CA 92014


                                -----------------------------------------------
                                William E. Norgren

                    Address:    5268 La Glorieta
                                Rancho Santa Fe, CA 92067


                                THOMAS P. MURPHY TTEE
                                UTA DTA DATED 10/20/86

                                By:  /s/ Thomas P. Murphy, Trustee
                                     ------------------------------------------
                                     Thomas P. Murphy, Trustee

                    Address:    6849 Country Club Drive
                                La Jolla, CA 92037



                                MICHAEL B. JONES AND VALENTINA JONES-WAGNER,
                                TRUSTEES UNDER TRUST AGREEMENT DATED 12/4/1984



                                -----------------------------------------------
                                Michael Jones, Trustee

                    Address:    114 Kettle Creek Road
                                Weston, CT 06883





        [SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT]

                                DENNIS P. RILEY, DDS,
                                A PROFESSIONAL CORPORATION


                                By: /s/ DENNIS P. RILEY
                                    -------------------------------------------

                    Address:    1038 Muirlands Vista Way
                                La Jolla, CA 92037



                                FBO BARRY ROSENBAUM IRA
                                A/C #247-81400-11



                                By:  Delaware Charter Guarantee & Trust Co. TTEE
                                Its: Trustee



                                By:
                                    -------------------------------------------
                                Print Name:
                                            -----------------------------------
                                Title:
                                       ----------------------------------------

                    Address:    P.O. Box 8963
                                Wilmington, Delaware  19899-8963



                                ADVANCED DIGITAL INFORMATION CORPORATION, a Washington corporation



                                By: /s/ Peter van Oppen
                                    -------------------------------------------

                    Address:    P.O. Box 97057
                                11431 Willows Road, N.E.
                                Redmond, WA 98073-9757



        [SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT]

                                CREST COMMUNICATION PARTNERS L.P.



                                By:  Crest Communications Holding L.L.C.
                                Its: Authorized Representative

                                By: /s/ GREGG A. MOCKENHAUPT
                                    -------------------------------------------
                                Print Name: Gregg A. Mockenhaupt
                                            -----------------------------------
                                Title: Managing Director
                                       ----------------------------------------


                    Address:    2852 Jackson Street
                                San Francisco, CA  94115



        [SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT]

                                    EXHIBIT A

                                  Shareholders



                                                                Number of Common
Shareholder Name                                                 Shares Owned
----------------                                                ----------------
The McClain Family Trust dated May 6, 1996 ............            1,671,893
Thomas Bolt ...........................................              771,000
The Sutton Family Trust dated June 5, 1995 ............              807,107
                                                                   ---------
        TOTAL: ........................................            3,250,000
                                                                   =========





                                  Exhibit A-1

                                    EXHIBIT B

                                List of Investors




Cendant Corporation
Windward Ventures
American Express Travel Related Services Company, Inc.
Enterprise Partners III, L.P.
Enterprise Partners III Associates, L.P.
Alta California Partners, L.P.
Alta Embarcadero Partners, LLC
Security Pacific Finance
Morgan Investment
GC&H Investments
Creighton and Charlotte Gallaway
   Family Trust
The Rible Living Trust
Sidney Karin
Peter Preuss
Barry and Barbara Rosenbaum
William Norgren
Tom Murphy
John S. Huiskamp Family Trust
Margalaur LLC
Jim Goode
Dennis Riley
FBO Barry Rosenbaum IRA
Advanced Digital Information Corporation





                                   Exhibit B-1

                                    EXHIBIT C

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



        FOR VALUE RECEIVED, I, __________________________, hereby sell, assign and transfer unto _____________________________ (_________) shares of the Common
Stock of Fairbanks Systems Group standing in my name on the books of said corporation represented by Certificate No. ___________ herewith and do hereby irrevocably constitute and appoint _________________ attorney to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:  _________________, 19__



                                    Signature:
                                              ---------------------------------

                                    Print Name:
                                               --------------------------------


        This Assignment Separate from Certificate was executed in conjunction with the terms of that certain Amended and Restated Shareholders' Agreement between the above assignor and Fairbanks Systems Group doing business as @Backup, Inc. dated February 5, 1998.




                                   Exhibit C-1

                                    EXHIBIT D

                                CONSENT OF SPOUSE



        I, _______________________, the spouse of ______________
_____________________, one of the shareholders referred to as a "Shareholder" in the foregoing Amended and Restated Shareholders' Agreement ("Agreement"), dated March 6, 1998, of Fairbanks Systems Group, a California corporation doing business as @Backup, Inc. (the "Company"), acknowledge that I have reviewed the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in the Agreement or any shares of the Company under the community property laws of the state of our residence or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Agreement or thereafter.

Effective:  March __, 1998


                                    Signature:
                                              ---------------------------------

                                    Print Name:
                                               --------------------------------





                                   Exhibit D-1

                             AMENDMENT NO. 1 TO THE
                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT


        This Amendment No. 1 to the Amended and Restated Shareholders' Agreement (the "Amendment") is made this 23rd day of August 1999, by and among Fairbanks Systems Group, a California corporation doing business as @Backup, Inc. (the "Company"), the holders of shares of the Company's Common Stock listed on Exhibit A hereto (the "Shareholders," which term includes each Shareholder's heirs, executors, guardians, successors and assigns), and the investors listed on Exhibit B hereto (the "Investors"). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Amended and Restated Shareholders' Agreement, dated July 30, 1999 (the "Agreement").

                                    RECITALS

        WHEREAS, the Company, the Shareholders and certain of the Investors are parties to the Agreement;

        WHEREAS, the Company desires to complete the second sale of its Series E Preferred Stock to certain of the Investors (the "New Series E Investors"), and these New Series E Investors desire to purchase the Series E Preferred Stock from the Company; and

        WHEREAS, the Company, the Shareholders and the Investors acknowledge that they entered into this Amendment as an inducement to and in consideration of the New Series E Investors' purchase of the Company's Series E Preferred Stock.

        WHEREAS, Section 10(c) of the Agreement provides that the Agreement may be amended by the written consent of the Company and the holders of a majority (on an as-converted to Common Stock basis) of the Series A, Series B, Series C, Series D and Series E Preferred Stock.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Amendment and the Agreement, the parties hereby agree as follows:

        1. Amendment to Exhibit B of the Agreement. Exhibit B to the Agreement is amended and replaced in its entirety by Exhibit B attached hereto.

        2. Amendment to Section 10(i) of the Agreement. Section 10(i) of the Agreement is amended and replaced in its entirety by the following:

        "For the purposes of determining the availability of any rights under this Agreement, the holdings of transferees and assignees of an individual, partnership or other entity who are spouses, ancestors, lineal descendants or siblings of such individual or partners, retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Common Stock by gift, will or intestate succession) or affiliates of the partnership or other entity shall be aggregated together with the individual, partnership or other entity, as the case may be, for the purpose of exercising any rights or taking any action under this Agreement."

        3. Effect of Amendment. Except as expressly modified by this Amendment, the Agreement shall remain unmodified and in full force and effect.

        4. Miscellaneous Provisions.

                (a) Severability. In the event one or more of the provisions of this Amendment should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment or the Agreement, and this Amendment and the Agreement shall be construed and interpreted in such manner as to be effective and valid under applicable law.

                (b) Waiver or Modification. Any amendment or modification of this Amendment shall be effective only if evidenced by a written instrument executed by (i) Shareholders holding a majority of the Stock subject to this Amendment, (ii) the Company and (iii) Investors, or their assignees, holding not less than a majority of the Common Stock issued or issuable upon conversion of the Series B, Series C, Series D and Series E Preferred Stock then held by the Investors.

                (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California as applied in contracts among California residents entered into and performed entirely within California.

                (d) Entire Agreement. This Amendment together with the Agreement and all documents referred to herein and therein constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                (e) Successors and Assigns. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

                (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                (g) Separate Counsel. Each Shareholder and each Investor acknowledges and agrees that such Shareholder or Investor has been provided the opportunity and encouraged to consult with counsel of such Shareholder's or Investor's own choosing with respect to this Amendment and that Brobeck, Phleger & Harrison LLP solely represents the interests of the Company.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                            COMPANY:

                                            FAIRBANKS SYSTEMS GROUP, a
                                            California Corporation doing
                                            business as @Backup, Inc.

                                            By: /s/ Gary Sutton
                                               ---------------------------------
                                               Gary Sutton, Chief Executive
                                               Officer

                             Address:       3550 General Atomics Court
                                            San Diego, CA 92121-1194


                                            SHAREHOLDERS:

                                            THE MCCLAIN FAMILY TRUST DATED
                                            MAY 6, 1996

                                            /s/ Fred McClain, Trustee
                                            ------------------------------------
                                            Fred McClain, Trustee

                                            /s/ Carolyn L. McClain, Trustee
                                            ------------------------------------
                                            Carolyn L. McClain, Trustee

                             Address:       3550 General Atomic Court
                                            San Diego, CA 92121-1194


                                            ------------------------------------
                                            Thomas Bolt

                             Address:       3550 General Atomic Court
                                            San Diego, CA 92121-1194

                                            THE SUTTON FAMILY TRUST DATED
                                            JUNE 6, 1995

                                            By: /s/ Gary Sutton
                                               ---------------------------------
                                               Gary Sutton, Trustee

                                            By: /s/ Nancy Sutton
                                               ---------------------------------
                                               Nancy Sutton, Trustee

                             Address:       3550 General Atomic Court
                                            San Diego, CA 92121-1194



         [SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT]

                                            INVESTORS:

                                            CENDANT CORPORATION, a Delaware corporation

                                            By: /s/ Anwar Zakkour
                                               ---------------------------------
                                               Anwar Zakkour, Senior Vice President
                                               Strategic Development

                             Address:       9 West 57th Street, 37th Floor
                                            New York, NY  10019

                                            WINDWARD VENTURES, L.P.

                                            By: Windward Ventures Management, L.P.

                                                   By: /s/  Dave Titus
                                                       ----------------------------
                                                       Dave Titus, General Partner

                             Address:       12680 High Bluff Drive, Suite 200
                                            San Diego, CA 92130

                                            ENTERPRISE PARTNERS III, L.P.

                                            By:    Enterprise Management Partners III, L.P.
                                            Its:   General Partner

                                                   By: /s/ James Berglund
                                                       ----------------------------
                                                      James Berglund, General Partner

                             Address:       7979 Ivanhoe Avenue, Suite 550
                                            La Jolla, CA 92037

                                            ENTERPRISE PARTNERS III ASSOCIATES, L.P.

                                            By:    Enterprise Management Partners III, L.P.
                                            Its:   General Partner

                                                   By: /s/ James Berglund
                                                       ----------------------------
                                                       James Berglund, General Partner

                             Address:       7979 Ivanhoe Avenue, Suite 550
                                            La Jolla, CA 92037



        [SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT]

                                            ALTA CALIFORNIA PARTNERS, L.P., a Delaware
                                            limited partnership

                                            By:    Alta California Management Partners, L.P.
                                            Its:   General Partner

                                                   By:     /s/ Garrett Gruener
                                                          ---------------------------------
                                                          Garrett Gruener, General Partner

                             Address:       One Embarcadero Center, Suite 4050
                                            San Francisco, CA 94111

                                            ALTA EMBARCADERO PARTNERS, L.L.C., a California
                                            limited liability company

                                            By:     /s/ Garrett Gruener
                                                   ----------------------------------------
                                                   Garrett Gruener, Member

                             Address:       One Embarcadero Center, Suite 4050
                                            San Francisco, CA 94111

                                            SECURITY PACIFIC FINANCE, LTD.

                                            By:
                                               --------------------------------------------
                                            Print Name:
                                                       ------------------------------------
                                            Title:
                                                  -----------------------------------------

                             Address:       P.O. Box 48
                                            Canada Court
                                            St. Peter Port
                                            Guernsey, Channel Islands GY13BQ

                                            MORGAN INVESTMENT HOLDINGS, LTD.

                                            By:    /s/ J. Adie       /s/ D. Larkin
                                               --------------------------------------------
                                            Print Name:   J. Adie    D. Larkin
                                                       ------------------------------------
                                            Title: Authorized Signatories
                                                  -----------------------------------------

                             Address:       P.O. Box 253
                                            Bordage House, Le Bordage
                                            St. Peter Port
                                            Guernsey, Channel Islands GY13QJ



        [SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT]

                                            CG&H INVESTMENTS

                                            By:    /s/ John L. Cardoza
                                                   ----------------------------------------
                                                   John L. Cardoza, Executive Partner

                             Address:       c/o Jim Kindler
                                            One Maritime Plaza, Suite 2000
                                            San Francisco, CA 94111

                                            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY,
                                            INC., a New York corporation

                                            By: /s/ Lawrence Kutscher
                                               --------------------------------------------
                                            Print Name: Lawrence Kutscher
                                                       ------------------------------------
                                            Title:  Senior Vice President
                                                  -----------------------------------------

                             Address:       American Express Tower
                                            3 World Financial Center
                                            New York, NY 10285

                                            CREIGHTON AND CHARLOTTE GALLAWAY FAMILY TRUST,
                                            UTD DATED: AUGUST 28, 1995

                                            By:    /s/ Creighton Gallaway
                                                   ----------------------------------------
                                                   Creighton Gallaway, Trustee

                             Address:       2838 Inverness Drive
                                            La Jolla, CA 92037

                                            THE RIBLE LIVING TRUST DATED JANUARY 15, 1988

                                            By:
                                                   ----------------------------------------


                             Address:       5691 La Sencilla
                                            Rancho Santa Fe, CA 92067

                                            -----------------------------------------------
                                            Sidney Karin

                             Address:       748 Avocado Court
                                            Del Mar, CA 92014



        [SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT]

                                            DENNIS P. RILEY, DDS, A PROFESSIONAL CORPORATION

                                            By:    /s/ Dennis P. Riley
                                                   ----------------------------------------

                             Address:       1038 Muirlands Vista Way
                                            La Jolla, CA 92037

                                            FBO BARRY ROSENBAUM IRA
                                            A/C #247-81400-11

                                            By:    Delaware Charter Guarantee & Trust Co. TTEE
                                            Its:   Trustee

                                            By:
                                               --------------------------------------------
                                            Print Name:
                                                       ------------------------------------
                                            Title:
                                                  -----------------------------------------

                             Address:       P.O. Box 8963
                                            Wilmington, Delaware  19899-8963


                                            ADVANCED DIGITAL INFORMATION CORPORATION, a
                                            Washington corporation


                                            By:   /s/ Peter van Oppen
                                                   ----------------------------------------


                             Address:       P.O. Box 97057
                                            11431 Willows Road, N.E.
                                            Redmond, WA 98073-9757


                                            MERRILL LYNCH KECALP L.P. 1999

                                            By: KECALP, Inc.
                                            Its:  General Partner

                                            By:     /s/ Edward J. Higgins
                                                   ----------------------------------------
                                                   Edward J. Higgins, Vice President

                             Address:       World Financial Center South Tower
                                            225 Liberty Street
                                            23rd Floor
                                            New York, NY 10080-6123



        [SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT]

                                            KECALP INC., AS NOMINEE FOR MERRILL LYNCH KECALP
                                            INTERNATIONAL L.P. 1999

                             Address:       World Financial Center South Tower
                                            225 Liberty Street
                                            23rd Floor
                                            New York, NY 10080-6123

                                            By:    /s/ Edward J. Higgins
                                                   ----------------------------------------
                                                   Edward J. Higgins, Vice President


                                            CREST COMMUNICATION PARTNERS L.P.

                                            By:  Crest Communications Holding L.L.C.
                                            Its:  Authorized Representative


                                            By: /s/ Gregg A. Mockenhaupt
                                               --------------------------------------------
                                            Print Name:  Gregg A. Mockenhaupt
                                                       ------------------------------------
                                            Title:  Managing Director
                                                  -----------------------------------------

                                            Address:      2852 Jackson Street
                                                          San Francisco, CA  94115



        [SIGNATURE PAGE TO AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT]

                                    EXHIBIT A


                                  Shareholders


                                                                           Number of Common
Shareholder Name                                                             Shares Owned
----------------                                                             ------------
The McClain Family Trust dated May 6, 1996..............                        1,671,893
Thomas Bolt.............................................                          771,000
The Sutton Family Trust dated June 5, 1995..............                          807,107
                                                                                ---------
        TOTAL:                                                                  3,250,000
                                                                                =========



                                   Exhibit A-1

                                    EXHIBIT B


                                List of Investors


Cendant Corporation
Windward Ventures
American Express Travel Related Services Company, Inc.
Enterprise Partners III, L.P.
Enterprise Partners III Associates, L.P.
Alta California Partners, L.P.
Alta Embarcadero Partners, LLC
Security Pacific Finance
Morgan Investment
GC&H Investments
Creighton and Charlotte Gallaway
 Family Trust
The Rible Living Trust
Sidney Karin
Peter Preuss
Barry and Barbara Rosenbaum
William Norgren
Tom Murphy
John S. Huiskamp Family Trust
Margalaur LLC
Jim Goode
 Dennis Riley
FBO Barry Rosenbaum IRA
Advanced Digital Information Corporation
Merrill Lynch KECALP L.P. 1999
Merrill Lynch KECALP International L.P. 1999
Crest Communications Partners L.P.



                                   Exhibit D-1

                             AMENDMENT NO. 2 TO THE
                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT


        This Amendment No. 2 to the Amended and Restated Shareholders' Agreement ("Amendment No. 2") is made this 17th day of September 1999, by and among Fairbanks Systems Group, a California corporation doing business as @Backup, Inc. (the "Company"), the holders of shares of the Company's Common Stock listed on Exhibit A hereto (the "Shareholders," which term includes each Shareholder's heirs, executors, guardians, successors and assigns), and the investors listed on Exhibit B hereto (the "Investors"). Capitalized terms used herein which are not defined herein shall have the definitions ascribed to them in the Amended and Restated Shareholders' Agreement, dated July 30, 1999 (the "Agreement"), as amended by Amendment No. 1 to the Amended and Restated Shareholders' Agreement, dated August 23, 1999 ("Amendment No. 1"), by and among the Company, the Shareholders, and certain of the Investors (the "Existing Investors").

                                    RECITALS

        WHEREAS, the Company, the Shareholders and the Existing Investors are parties to the Agreement and Amendment No. 1;

        WHEREAS, the Company desires to complete the third sale of its Series E Preferred Stock to certain of the Investors (the "New Investors"), and these New Investors desire to purchase the Series E Preferred Stock from the Company;

        WHEREAS, the Company, the Shareholders and the Existing Investors acknowledge that they are entering into this Amendment No. 2 as an inducement to and in consideration of the New Investors' purchase of the Company's Series E Preferred Stock; and

        WHEREAS, Section 10(c) of the Agreement provides that the Agreement may be amended by the written consent of the Company and the holders of a majority (on an as-converted to Common Stock basis) of the Series A, Series B, Series C, Series D and Series E Preferred Stock.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions contained herein and in the Agreement and in Amendment No. 1, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                1. Additional Party to the Agreement and Amendment No. 1. By executing this Amendment No. 2, each New Investor becomes a party to and agrees to be bound by the terms and conditions of the Agreement and Amendment No. 1.

                2. Amendment to Exhibit B of the Agreement. Exhibit B to the Agreement, as amended by Amendment No. 1, is amended and restated in its entirety by Exhibit B attached hereto.

                3. Waiver and Consent. The Company, the Shareholders and the Existing Investors hereby (a) consent to adding the New Investors as parties to the Agreement and Amendment No. 1 and (b) consent to the amendments to the Agreement and Amendment No. 1 set forth in this Amendment No. 2.

                4. Effect of Amendment. Except as expressly modified by this Amendment No. 2, the Agreement and Amendment No. 1 shall remain unmodified and in full force and effect.

                5. Miscellaneous Provisions.

                        (a) Severability. In the event one or more of the provisions of this Amendment No. 2 should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment No. 2, or the Agreement or Amendment No. 1, and this Amendment No. 2 and the Agreement and Amendment No. 1 shall be construed and interpreted in such manner as to be effective and valid under applicable law.

                        (b) Waiver or Modification. Any amendment or modification of this Amendment No. 2 shall be effective only if evidenced by a written instrument executed by (i) Shareholders holding a majority of the Stock subject to this Amendment, (ii) the Company and (iii) Investors, or their assignees, holding not less than a majority of the Common Stock issued or issuable upon conversion of the Series B, Series C, Series D and Series E Preferred Stock then held by the Investors.

                        (c) Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of California as applied in contracts among California residents entered into and performed entirely within California.

                        (d) Entire Agreement. This Amendment No. 2 together with the Agreement and Amendment No. 1 and all documents referred to herein and therein constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                        (e) Successors and Assigns. This Amendment No. 2 and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

                        (f) Counterparts. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                        (g) Separate Counsel. Each Shareholder and each Investor acknowledges and agrees that such Shareholder or Investor has been provided the opportunity and encouraged to consult with counsel of such Shareholder's or Investor's own choosing with respect to this Amendment No. 2, and that Brobeck, Phleger & Harrison LLP solely represents the interests of the Company.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the day and year first above written.

                                            COMPANY:

                                            FAIRBANKS SYSTEMS GROUP, a
                                            California Corporation doing
                                            business as @Backup, Inc.

                                            By:    /s/ Gary Sutton
                                                   ------------------------------------
                                                   Gary Sutton, Chief Executive Officer

                             Address:       3550 General Atomics Court
                                            San Diego, CA 92121-1194


                                            SHAREHOLDERS:

                                            THE MCCLAIN FAMILY TRUST DATED MAY 6, 1996
                                              /s/  Fred McClain, Trustee
                                            -------------------------------------------
                                            Fred McClain, Trustee
                                              /s/ Carolyn L. McClain, Trustee
                                            -------------------------------------------
                                            Carolyn L. McClain, Trustee

                             Address:       3550 General Atomic Court
                                            San Diego, CA 92121-1194


                                            -------------------------------------------
                                            Thomas Bolt

                             Address:       3550 General Atomic Court
                                            San Diego, CA 92121-1194

                                            THE SUTTON FAMILY TRUST DATED JUNE 6, 1995

                                            By:    /s/ Gary Sutton
                                                   ------------------------------------
                                                   Gary Sutton, Trustee

                                            By:    /s/ Nancy Sutton
                                                   ------------------------------------
                                                   Nancy Sutton, Trustee

                             Address:       3550 General Atomic Court
                                            San Diego, CA 92121-1194



         [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT]

                                            EXISTING INVESTORS:

                                            CENDANT CORPORATION,
                                            a Delaware corporation

                                            By:  /s/ Anwar Zakkour
                                                 --------------------------------------
                                                 Anwar Zakkour, Senior Vice President
                                                 Strategic Development

                             Address:       9 West 57th Street, 37th Floor
                                            New York, NY 10019

                                            WINDWARD VENTURES, L.P.

                                            By:    Windward Ventures Management, L.P.

                                                   By:    /s/ Dave Titus
                                                          -----------------------------
                                                          Dave Titus, General Partner

                             Address:       12680 High Bluff Drive, Suite 200
                                            San Diego, CA 92130

                                            ENTERPRISE PARTNERS III, L.P.

                                            By:    Enterprise Management Partners III, L.P.
                                            Its:   General Partner

                                                   By:     /s/ James Berglund
                                                          -----------------------------
                                                          James Berglund, General Partner


                             Address:       7979 Ivanhoe Avenue, Suite 550
                                            La Jolla, CA 92037

                                            ENTERPRISE PARTNERS III ASSOCIATES, L.P.

                                            By:    Enterprise Management Partners III, L.P.
                                            Its:   General Partner

                                                   By:    /s/ James Berglund
                                                          -----------------------------
                                                          James Berglund, General Partner

                             Address:       7979 Ivanhoe Avenue, Suite 550
                                            La Jolla, CA 92037



         [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT]

                                            ALTA CALIFORNIA PARTNERS, L.P., a Delaware
                                            limited partnership

                                            By:    Alta California Management Partners, L.P.
                                            Its:   General Partner

                                                   By:    /s/ Illegible
                                                          -----------------------------
                                                                        General Partner

                             Address:       One Embarcadero Center, Suite 4050
                                            San Francisco, CA 94111

                                            ALTA EMBARCADERO PARTNERS, L.L.C., a California
                                            limited liability company

                                            By:    /s/ Illegible
                                                   ------------------------------------
                                                                                 Member

                             Address:       One Embarcadero Center, Suite 4050
                                            San Francisco, CA 94111

                                            SECURITY PACIFIC FINANCE, LTD.

                                            By:
                                                   ------------------------------------
                                            Print Name:
                                                       --------------------------------
                                            Title:
                                                  -------------------------------------

                             Address:       P.O. Box 48
                                            Canada Court
                                            St. Peter Port
                                            Guernsey, Channel Islands GY13BQ

                                            MORGAN INVESTMENT HOLDINGS, LTD.

                                            By:    /s/ Sharon French  /s/ Karen Hillian
                                                   ------------------------------------
                                            Print Name: Sharon French & Karen Hillian
                                                       --------------------------------
                                            Title: Authorized Signataries
                                                  -------------------------------------

                             Address:       P.O. Box 253
                                            Bordage House, Le Bordage
                                            St. Peter Port
                                            Guernsey, Channel Islands GY13QJ



         [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT]

                                            CG&H INVESTMENTS

                                            By:    /s/ John L. Cardoza
                                                   ------------------------------------
                                                   John L. Cardoza, Executive Partner

                             Address:       c/o Jim Kindler
                                            One Maritime Plaza, Suite 2000
                                            San Francisco, CA 94111

                                            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY,
                                            INC., a New York corporation

                                            By:    /s/ Pierre Beckert
                                                   ------------------------------------
                                            Print Name: Pierre Beckert
                                                       --------------------------------
                                            Title:  Vice President
                                                   ------------------------------------

                             Address:       American Express Tower
                                            3 World Financial Center
                                            New York, NY 10285

                                            CREIGHTON AND CHARLOTTE GALLAWAY FAMILY TRUST,
                                            UTD DATED: AUGUST 28, 1995

                                            By:    /s/  Creighton Gallaway
                                                   ------------------------------------
                                                   Creighton Gallaway, Trustee

                             Address:       2838 Inverness Drive
                                            La Jolla, CA 92037

                                            THE RIBLE LIVING TRUST DATED JANUARY 15, 1988

                                            By:
                                                   ------------------------------------

                             Address:       5691 La Sencilla
                                            Rancho Santa Fe, CA 92067

                                             /s/ Sidney Karin
                                            -------------------------------------------
                                            Sidney Karin

                             Address:       748 Avocado Court
                                            Del Mar, CA 92014



         [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT]

                                            /s/ Peter Preuss
                                            -------------------------------------------
                                            Peter Preuss

                             Address:       2223 Avenida de la Playa, Suite 220
                                            La Jolla, CA 92037

                                              /s/ Barry Rosenbaum
                                            -------------------------------------------
                                            Barry Rosenbaum

                                              /s/  Barbara J. Rosenbaum
                                            -------------------------------------------
                                            Barbara J. Rosenbaum

                             Address:       490 Oceanview Avenue
                                            Del Mar, CA 92014

                                              /s/ William Norgren
                                            -------------------------------------------
                                            William E. Norgren

                             Address:       5268 La Glorieta
                                            Rancho Santa Fe, CA 92067

                                            THOMAS P. MURPHY TTEE
                                            UTA DTA DATED 10/20/86

                                            By:   /s/ Thomas P. Murphy, Trustee
                                                   ------------------------------------
                                                   Thomas P. Murphy, Trustee

                             Address:       6849 Country Club Drive
                                            La Jolla, CA 92037

                                            MICHAEL B. JONES AND VALENTINA JONES-WAGNER,
                                            TRUSTEES UNDER TRUST AGREEMENT DATED 12/4/1984


                                            -------------------------------------------
                                            Michael Jones, Trustee

                             Address:       114 Kettle Creek Road
                                            Weston, CT 06883



         [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT]

                                            DENNIS P. RILEY, DDS, A PROFESSIONAL CORPORATION

                                            By:    /s/ Dennis P. Riley
                                                   ------------------------------------

                             Address:       1038 Muirlands Vista Way
                                            La Jolla, CA 92037

                                            FBO BARRY ROSENBAUM IRA
                                            A/C #247-81400-11

                                            By:    Delaware Charter Guarantee & Trust Co. TTEE
                                            Its:   Trustee

                                            By:  /s/ Barry Rosenbaum
                                               -----------------------------------------
                                            Print Name:  Barry Rosenbaum
                                                       ---------------------------------
                                            Title:
                                                  --------------------------------------

                             Address:       P.O. Box 8963
                                            Wilmington, Delaware  19899-8963


                                            ADVANCED DIGITAL INFORMATION CORPORATION, a
                                            Washington corporation


                                            By:    /s/ Signature Illegible
                                                   ------------------------------------


                             Address:       P.O. Box 97057
                                            11431 Willows Road, N.E.
                                            Redmond, WA 98073-9757


                                            MERRILL LYNCH KECALP L.P. 1999

                                            By: KECALP, Inc.
                                            Its:  General Partner

                                            By:
                                                   ------------------------------------
                                                   Edward J. Higgins, Vice President

                             Address:       World Financial Center South Tower
                                            225 Liberty Street
                                            23rd Floor
                                            New York, NY 10080-6123



         [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT]

                                            MERRILL LYNCH KECALP L.P. 1999

                                            By: KECALP, Inc.
                                            Its:  General Partner

                                            By:    /s/ Edward J. Higgins
                                                   ------------------------------------
                                                   Edward J. Higgins, Vice President

                             Address:       World Financial Center South Tower
                                            225 Liberty Street
                                            23rd Floor
                                            New York, NY 10080-6123

                                            KECALP INC., AS NOMINEE FOR MERRILL LYNCH KECALP
                                            INTERNATIONAL L.P. 1999


                                            By:    /s/ Edward J. Higgins
                                                   ------------------------------------
                                                   Edward J. Higgins, Vice President

                             Address:       World Financial Center South Tower
                                            225 Liberty Street
                                            23rd Floor
                                            New York, NY 10080-6123

                                            CREST COMMUNICATION PARTNERS L.P.

                                            By:  Crest Communications Holding L.L.C.
                                            Its:  Authorized Representative


                                            By:    /s/ Gregg A. Mockenhaupt
                                                   ------------------------------------
                                            Print Name:  Gregg A. Mockenhaupt
                                                       --------------------------------
                                            Title:  Managing Director
                                                   ------------------------------------

                              Address:      2852 Jackson Street
                                            San Francisco, CA  94115



         [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT]

                                            NEW INVESTORS:

                                            SIDNEY KARIN, individually

                                            By:    /s/ Sidney Karin
                                                   ------------------------------------
                                                   Sidney Karin

                             Address:       748 Avocado Court
                                            Del Mar, CA  92014



         [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT]

                                            DENNIS P. RILEY, DDS, A PROFESSIONAL
                                            CORPORATION

                                            By:
                                                   ------------------------------------
                                                   Dennis P. Riley, President

                             Address:       1038 Muirlands Vista Way
                                            La Jolla, CA 92037



                                            CREIGHTON AND CHARLOTTE GALLAWAY
                                            FAMILY TRUST, UTD DATED: AUGUST 28,
                                            1995


                                            By:
                                                   ------------------------------------
                                                   Creighton Gallaway, Trustee



                                            NEW INVESTORS:

                                            SIDNEY KARIN, individually

                                            By:
                                                   ------------------------------------
                                                   Sidney Karin

                             Address:       748 Avocado Court
                                            Del Mar, CA  92014


                                            EMC CORPORATION

                                            By:    /s/ Michael J. Cody
                                                   ------------------------------------
                                            Print Name:   Michael J. Cody
                                                       --------------------------------
                                            Title: Vice President New Business Development
                                                   ------------------------------------

                             Address:       35 Parkwood Drive
                                            Hopkinton, MA  01748



         [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT]

                                            WINDWARD VENTURES, L.P.

                                            By:    Windward Ventures Management, L.P.

                                            By:    /s/ Dave Titus
                                                   ------------------------------------
                                                   Dave Titus, General Partner

                                            Address:       12680 High Bluff Drive, Suite 200
                                                           San Diego, CA 92130


                                            SENVEST INTERNATIONAL LLC

                                            By:    /s/ Robert Mashaal
                                                   ------------------------------------
                                            Print Name:  Robert Mashaal
                                                       --------------------------------
                                            Title:  President
                                                   ------------------------------------

                                            Address:       645 Madison Avenue, Suite 1500
                                                           New York, New York 10022


                                            ROBERT MASHAAL, individually

                                              /s/  Robert Mashaal
                                            -------------------------------------------
                                            Robert Mashaal

                                            Address:       6256 Greenwich Dr., Suite 230
                                                           San Diego, CA 92122


                                            NIR LIVNAT, individually

                                              /s/ Nir Livnat
                                            -------------------------------------------
                                            Nir Livnat

                                            Address:       16 Jacob Street
                                                           69015 Tel Aviv,
                                                           Israel



         [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT]

                                            PAUL S. NELLES, individually

                                            /s/ Paul S. Nelles
                                            -------------------------------------------
                                            Paul S. Nelles

                                            Address:       7979 Ivanhoe Avenue, Suite 530
                                                           La Jolla, CA  92037


                                            DUANE A. NELLES III, individually

                                             /s/ Duane A. Nelles III
                                            -------------------------------------------
                                            Duane A. Nelles III

                                            Address:       7979 Ivanhoe Avenue, Suite 530
                                                           La Jolla, CA  92037



         [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT]

                                            PETER PREUSS


                                            /s/ Peter Preuss
                                            -------------------------------------------
                                            Peter Preuss

                                            Address:       222 Avenida de la Playa, Suite 220
                                                           La Jolla, CA  92037


                                            WILLIAM E. NORGREN, an individual

                                            /s/ William E. Norgren
                                            -------------------------------------------
                                            William E. Norgren

                                            Address:       5260 La Glorieta
                                                           Rancho Santa Fe, CA  92067



         [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT]

                                            THOMAS P. MURPHY TTEE UTA DTA Dated 10/20/86

                                            By:    /s/ Thomas P. Murphy, Trustee
                                                   ------------------------------------
                                                   Thomas P. Murphy, Trustee

                             Address:       6849 Country Club Drive
                                            La Jolla, CA  92037



         [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT]

                                            MICHAEL B. JONES AND VALENTINA JONES-WAGNER,
                                            TRUSTEES UNDER TRUST AGREEMENT DATED 12/4/1984

                                            /s/ Michael B. Jones
                                            -------------------------------------------
                                            Michael Jones, Trustee

                             Address:       1604 El Paso Road
                                            La Jolla, CA  92037


                                            FBO BARRY ROSENBAUM IRA A/C #247-81400-11

                                            By:    Delaware Charter Guarantee & Trust Co.
                                            Its:   Trustee

                                            By:
                                                   ------------------------------------
                                            Print Name:
                                                   ------------------------------------
                                            Title:
                                                   ------------------------------------

                             Address:       P.O. Box 8963
                                            Wilmington, DE  19899-8963


                                            VBW RAPTOR FUND, LLC

                                            By:     /s/ David J. Dival
                                                   ------------------------------------
                                            Print Name:   David J. Dival
                                                       --------------------------------
                                            Title:  Member of Management Committee
                                                   ------------------------------------

                             Address:       1 Boston Place, Suite 3310
                                            Boston, MA  02108



         [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT]

                                            BROBECK, PHLEGER &
                                            HARRISON LLP


                                            By:    /s/ Craig S. Andrews
                                                   ------------------------------------
                                                   Craig S. Andrews, Partner


                             Address:       550 W. C Street, Ste. 1200
                                            San Diego, CA 92101


                                            MARTIN C. NICHOLS, an Individual


                                            /s/ Martin C. Nichols
                                            -------------------------------------------
                                            Martin C. Nichols


                             Address:       550 W. C Street, Ste. 1200
                                            San Diego, CA 92101

                                            JEFFREY C. THACKER, an Individual


                                            /s/ Jeffrey C. Thacker
                                            -------------------------------------------
                                            Jeffrey C. Thacker


                             Address:       550 W. C Street, Ste. 1200
                                            San Diego, CA 92101



         [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT]

                                            ALLAN SHAW TRUST


                                            By:    /s/ Allan P. Shaw
                                                   ------------------------------------
                                            Its:   Trustee


                             Address:       c/o Allan Shaw
                                            5804 Caminito Empresa
                                            La Jolla, CA 92037


                                            LINDA SHAW, an Individual


                                            /s/ Linda Shaw
                                            -------------------------------------------
                                            Linda Shaw


                             Address:       5804 Caminito Empresa
                                            La Jolla, CA 92037



         [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT]

                                    EXHIBIT A


                                  Shareholders


                                                                            Number of Common
Shareholder Name                                                              Shares Owned
----------------                                                              ------------
The McClain Family Trust dated May 6, 1996..............                        1,671,893
Thomas Bolt.............................................                          771,000
The Sutton Family Trust dated June 5, 1995..............                          807,107
                                                                                ---------
        TOTAL:                                                                  3,250,000



                                   Exhibit A-1

                                    EXHIBIT B


                                List of Investors


Cendant Corporation
Windward Ventures
American Express Travel Related Services Company, Inc.Enterprise
Partners III, L.P.
Enterprise Partners III Associates, L.P.
Alta California Partners, L.P.
Alta Embarcadero Partners, LLC
Security Pacific Finance
Morgan Investment
GC&H Investments
Creighton and Charlotte Gallaway
 Family Trust
The Rible Living Trust
Sidney Karin
Peter Preuss
Barry and Barbara Rosenbaum
William Norgren
Tom Murphy
John S. Huiskamp Family Trust
Margalaur LLC
Jim Goode
Dennis Riley
FBO Barry Rosenbaum IRA
Advanced Digital Information Corporation
Merrill Lynch KECALP L.P. 1999
Merrill Lynch KECALP International L.P. 1999
Crest Communications Partners L.P.
EMC Corporation
Senvest International LLC
Robert Mashaal
Nir Livnat
Paul S. Nelles
Duane A. Nelles III
VBW Raptor Fund, LLC
Brobeck, Phleger & Harrison LLP
Martin C. Nichols
Jeffrey C. Thacker
Allan Shaw Trust
Linda Shaw



                                   Exhibit B-1